Exhibit 99.2

HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM
Phase 2 Studies of HTX-011 in the Management of Post-Operative Pain
Positive Top-Line Results across Bunion and Hernia Studies
August 1, 2016
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Forward-Looking Statements
This presentation contains “forward-looking statements” as defined by the
Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation, and involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those associated with: whether the Phase 2 study results are indicative of the results in future studies related to HTX-011, the sufficiency of the
Phase 2 data to allow the commencement of Phase 3 registration studies for HTX-011, the potential market opportunity for HTX-011, and other risks and uncertainties identified in the Company’s filings with the Securities and Exchange Commission. Forward-looking statements reflect our analysis only on their stated date, and we take no obligation to update or revise these statements except as may be required by law.
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM
2

The Ideal Therapeutic for Post-Operative Pain
The ideal therapeutic for post-operative pain would:
Significantly reduce pain for several days after surgery
Significantly reduce opioid use:
Reduce total amount of opioids consumed
Increase number of patients who NEVER need an opioid
Demonstrate these benefits versus bupivacaine solution, the current standard of care
Cover a wide range of surgeries, including where nerve block is preferred
Require no/minimal injections with local administration, making it easy to administer and reducing the risk of inadvertent venous puncture
Not be amenable to mixing with bupivacaine solution, reducing the chance of dosing errors and systemic toxicity
3
HERON
THERAPEUTICS
Developing Best-In-Class Medicine. Improving Lives.TM

Market Opportunity for HTX-011 in Post-Operative Pain Management
Procedures Requiring Post-Operative Pain Relief 2016-20211
Procedures (Millions)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
27.8
28.5
29.2
29.9
30.6
32.5
2016 2017 2018 2019 2020 2021
Post-Operative Pain Market Share Last 12 Months2
3%
18%
79%
Bupivacaine
Ropivacaine
Bupivacaine Liposome
28,539,647 Total Vials
The number one reason cited by pharmacy directors for not including bupivacaine liposome on formulary is the insufficient advantage versus generic bupivacaine3
1 Decision Resources, Post-Operative Pain Pharmacor; 2 Symphony Health Solutions 12 months ended 6/30/16; 3 Decision Resources Survey of Pharmacy Directors Re: Post-Operative Pain Management (April 2014)
4
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Biochronomer® Bupivacaine Produced Significant Reductions in Pain in Preclinical Models1
Pig Post-Operative Pain Model
Saline Control Biochronomer Bupivacaine Bupivacaine Liposome Injectable Suspension (2)
Percentage of Maximal Force (60 gm) Tolerated by Animal
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
0 1 3 5
24 48 72 96 120
HOURS
1. Post-operative pain model in pigs from Castle et al, 2013 EPJ
2. Human dose of bupivacaine liposome with 40% smaller incision
(n=4 pigs)
5
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

# Local Anesthetics Exist in a Balance Between Water-Soluble and Lipid-Soluble Forms



Water-Soluble Ionized Form
Lipid-Soluble Un-Ionized Form
BUPH+
BUPN + H+
Diffusable Form
Outside Membrane
Nerve Cell Membrane
Inside Membrane
Active Form
BUPH+
BUPN + H+

- Local anesthetics have pKa values > 7.4, so at normal physiologic pH of 7.4, the majority of molecules exist as the water-soluble quaternary salt not able to penetrate nerve cell membrane

Local anesthetic nerve penetration model adapted from Becker and Reed, Anesth Prog 53:98–109 2006

6

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

When Tissue Is Inflamed, Local Anesthetics
Cannot Effectively Enter the Nerve Membrane
Inflammation Produces an Acidic Environment Which Shifts the Balance to Ionized Form Unable to Penetrate Nerve Cell Membrane
BUPH+ BUPN + H+
Diffusable Form
Active Form
Outside Membrane
Inside Membrane
Nerve Cell
Membrane
BUPH+ BUPN + H+
The acidic environment associated with inflammation results in far less drug penetrating the nerve membrane and reduced anesthetic effects1,2
With a pKa of 8.1, bupivacaine is very sensitive to reduced pH
1. Ueno, et al. J of Inflammation Research 1:41-48 2008.
2. Local anesthetic nerve penetration model adapted from Becker and Reed, Anesth Prog 53:98–109 2006
7
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011’s Unique Combination of Bupivacaine and
Meloxicam Produced Marked Anesthesia through
72 Hours1
Pig Post-Operative Pain Model
Saline Control HTX-011
Biochronomer Meloxicam
Biochronomer Bupivacaine
Bupivacaine Liposome Injectable Suspension (2)
Percentage of Maximal Force (60 gm) Tolerated
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
0 1 3 5
24 48 72 96 120
Hours
1. Post-operative pain model in pigs from Castle et al, 2013 EPJ
2. Human dose of bupivacaine liposome with 40% smaller incision
(n=4 pigs in each arm)
8
HERON
THERAPEUTICS
Advancing Medicine. Improving Health.

HTX-011 IS THE FIRST AND ONLY LONG-ACTING ANESTHETIC THAT
ADDRESSES BOTH POST-OPERATIVE PAIN AND ACCOMPANYING
INFLAMMATION
9
HERON
THERAPEUTICS
Developing Bes-in-Class Medicine. Improving Lives.TM

PREVIOUSLY PRESENTED
PRELIMINARY RESULTS
HTX-011-201
PHASE 2 BUNIONECTOMY
10
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011 Study 201: Bunionectomy
Study Design
Part A
HTX-011 200 mg Injection
Saline Injection
N = 20
Part B
Saline Injection
HTX-011 400 mg Injection
Pooled N = 24
N = 22
Part C
HTX-011A 200 mg Injection
N = 5
11
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Pain Intensity NOT Adjusted for opioid Use: HTX-011 Significantly Better Than Unlimited Opioids*
Mean Pain Intensity Scores
7
6
5
4
3
2
1
0
SPID24-48
p<0.01
HTX-011 400 mg
Placebo
SPID0-24 p<0.0001
SPID0-48 p=0.0001
SPID0-72 p=0.0051
0 10 20 30
40 50 60 70
Hours
*Patients were permitted to take 5 mg oxycodone every 2 hours as needed for pain; data not adjusted for opioid use; only LOCF used for missing data
12
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Pain Intensity:
HTX-011A 200 mg vs. HTX-011 400 mg
Mean Pain Intensity Scores*
7
6
5
4
3
2
1
0
HTX-011A 200 mg (n=5)
HTX-011 400 mg (n=22)
0 12 24 36 48 60 72
Hours
*Not adjusted for use of rescue medications
13
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

PRELIMINARY RESULTS
HTX-011-208
PHASE 2 BUNIONECTOMY
14
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011 Study 208: Bunionectomy Study Design
HTX-011A 200 mg
HTX-011B 200 mg
Bupivacaine Solution
Saline
Injection – Closed wound
(Nerve Block)
Injection – Open wound
(Infiltration)
Injection – Closed wound
(Nerve Block)
Injection – Open wound
(Infiltration)
Injection – Closed wound
(Nerve Block)
Injection – Closed wound
15
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011-208: Demographics
Characteristic
Parameter
HTX-011A 200mg
HTX-011B 200mg
Bupivacaine Solution
Saline Age (Years) n 32 31 15 15 Mean 49.5 52.2 52.7 48 Minimum 20.0 20.0 36.0 24.0 Maximum 72.0 71.0 84.0 69.0 Gender n (%) Male 5 (15.6) 5 (16.1) 2 (13.3) 3 (20.0) Female 26 (81.3) 26 (83.9) 13 (86.7) 12 (80.0) Race n (%) Caucasian 19 (59.4) 25 (80.6) 8 (53.3) 6 (40.0)
African 12 (37.5) 4 (12.9) 6 (40.0) 8 (53.3) American Other 1 (3.1)
2 (6.5) 1 (6.7) 1 (6.7) Ethnicity n (%) Hispanic 9 (28.1) 5 (16.1)
2 (13.3) 2 (13.3)
Not Hispanic 23 (71.9) 26 (83.9) 13 (86.7) 13 (86.7) 16
HERON THERAPEUTICS Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011-208: Route of Administration Did Not Impact Efficacy
Mean SPI 0-24 Hours
160
140
120
100
80
60
40
20
0
HTX-011B 200mg Infiltration HTX-011B 200mg Nerve Block Bupivacaine Solution 50mg
No significant difference between routes, with both routes of HTX-011B administration significantly better than placebo and bupivacaine solution
Study confirms the significant benefit of HTX-011 given as a local infiltration (open wound injection) or Mayo Block (i.e., nerve block or closed wound infiltration)
17
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

HTX-011-208: Mean Pain Intensity Scores*
HTX-011B Is Superior to the A Formulation**
HTX-011B Is Our Phase 3 Clinical Candidate
Mean Pain Intensity Scores
8
7
6
5
4
3
2
1
0
0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96
Hours
HTX-011A 200mg
Bupivacaine Solution 50mg
HTX-011B 200mg
Saline Placebo
*LOCF method used to account for missing data, no adjustment for use of rescue medications
**Results from nerve block and open wound injection combined
18
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

While Both Routes Were Significantly Better than Placebo or Bupivacaine Solution, the Best Reduction in Pain Was Observed with Nerve Block*
Mean Pain Intensity
8
7
6
5
4
3
2
1
0
0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96
Hours
HTX-011B 200mg Infiltration Bupivacaine Solution 50mg
HTX-011B 200mg Nerve Block Saline Placebo
*LOCF method used to account for missing data, no adjustment for use of rescue medications
19
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011-208: Mean Pain Intensity Scores* HTX-011B Via Nerve Block Is Significantly Better than Placebo or Bupivacaine Solution
Mean Pain Intensity
8
7
6
5
4
3
2
1
0
HTX-011B Via Nerve Block
SPI24-48
H vs P: p=0.013
H vs B: p=0.003
SPI48-72
H vs P: p=0.291
H vs B: p=0.178
SPI0-24
H v P: p<0.0001
H v B: p<0.0001
SPI0-48
H v P: p<0.0001
H v B: p<0.0001
SPI0-72
H v P: p=0.0002
H v B: p=0.0004
SPI0-96
H v P: p=0.004
H v B: p=0.007
0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96
Hours
HTX-011B 200mg Nerve Block (H) Bupivacaine Solution 50 mg (B) Saline Placebo (P)
20 *LOCF method used to account for missing data, no adjustment for use of rescue medications
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011-208: Mean Pain Intensity Scores*
HTX-011B Via Open Wound Injection Is Significantly Better than Placebo or Bupivacaine Solution
HTX-011B Via Injection
Mean Pain Intensity
8
7
6
5
4
3
2
1
0
SPI24-48
H vs P: p=0.162
H vs B: p=0.037
SPI48-72
H vs P: p=0.115
H vs B: p=0.345
SPI0-24
H v P: p<0.0001
H v B: p<0.0001
SPI0-48
H v P: p=0.0003
H v B: p=0.0003
SPI0-72
H v P: p=0.002
H v B: p=0.004
SPI0-96
H v P: p=0.005
H v B: p=0.019
0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96
Hours
HTX-011B 200mg Infiltration (H) Bupivacaine Solution 50 mg (B) Saline Placebo (P)
21 *LOCF method used to account for missing data, no adjustment for use of rescue medications
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011-208: Secondary Endpoint Mean Use of Opioid Rescue Medication

Mean opioid Rescue Over Time	Placebo (P)	Bupivacaine Solution (B)	HTX-011B 200 mg	Percent Reduction
0 – 24 hours	20.3mg	15.9mg	5.2mg p<0.0001 v P P<0.0001 v B	74%↓ v P 67%↓ v B
0 – 48 hours	31.1mg	28.5mg	13.3mg p=0.0001 v P p=0.001 v B	57%↓ v P 53%↓ v B
0 – 72 hours	37.7mg	35.8mg	17.7mg p=0.003 v P p=0.007 v B	53%↓ v P 51%↓ v B
0 – 96 hours	38.1mg	35.8mg	17.9mg p=0.003 v P p=0.008 v B	53%↓ v P 50%↓ v B

22

# HTX-011-208: Secondary Endpoints
# -Mean Time to First Opioid Increased by 716%
# -Significant Increase in Opioid-Free Patients

| | Placebo (P) | Bupivacaine Solution (B) | HTX-011B 200 mg |
|---|---|---|---|
| Mean Time to First Opioid Rescue Medication | 3.8hr | 11.6hr | 31.0hr<br>p<0.0001 vs P<br>p<0.037 vs B |
| Percent of Patients Opioid Free for First 24 Hours | 0% | 7% | 32%<br>p=0.019 vs P |
| Percent of Patients Opioid Free for First 96 Hours | 0% | 7% | 16% |

23

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

PRELIMINARY RESULTS
HTX-011-202
PHASE 2 HERNIORRHAPHY
24
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

# HTX-011 Study 202: Herniorrhaphy Study Design


Part A
HTX-011 200mg
Injection
Instillation
HTX-011 400mg
Injection
Instillation
Injection (200 mg) & Instillation (200 mg)
Saline
Injection
Part B
HTX-011B 200mg
Injection
Instillation
HTX-011B 400mg
Injection
Instillation
Saline
Injection

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

25

HTX-011-202: Demographics
Characteristic Parameter HTX-011 400mg Saline Part A HTX-011B 400mg Saline Part B
Age (Years) n 54 18 24 31
Mean 45.6 46.5 43.9 44.8
Minimum 21 22 19 21
Maximum 67 66 79 62
Gender n (%) Male 52 (96) 18 (100) 23 (96) 30 (97)
Female 2 (4) 0 (0) 1 (4) 1 (3)
Race n (%) Caucasian 47 (87) 18 (100) 18 (75) 24 (77)
African 7 (13) 0 (0) 2 (8) 7 (23)
American
Asian 0 (0) 0 (0) 1 (4) 0 (0)
Other 0 (0) 0 (0) 2 (8) 0 (0)
Ethnicity n (%) Hispanic 25 (46) 7 (39) 9 (38) 12 (39)
Not Hispanic 29 (54) 11 (61) 14 (58) 19 (61)
26
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011-202: Preferable Instillation Route Was Equally Effective to Injection*
Mean SPI 0-24
120
100
80
60
40
20
0
HTX-011 400mg
Injection
HTX-011 400mg
Instillation
HTX-011 400mg Injection & Instillation
Saline Part A
HTX-011B 400mg
Injection
HTX-011B 400mg
Instillation
Saline Part B
*Based on these results, the instillation and injection subgroups were pooled for efficacy comparisons
27
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011: Instillation Is Easier and Potentially Safer
Bupivacaine Solution
Bupivacaine Liposome
HTX-011
Compared to injection, instillation into the incision site is:
Easier to administer and less invasive, avoiding up to 10 or more injections into the skin with large operations
Safer, reducing the risk of venous puncture
28
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011-202: Mean Pain Intensity Scores
HTX-011 Significantly Better Than Placebo
Mean Pain Intensity
7
6
5
4
3
2
1
0
SPI24-48
p=0.274
SPI0-24
p=0.030
SPI0-48
p=0.095
SPI0-72
p=0.325
SPI0-96
p=0.546
0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96
Hours
HTX-011 400mg Saline Placebo
*LOCF method used to account for missing data, no adjustment for use of rescue medications
29
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011-202: Mean Pain Intensity Scores
HTX-011B Significantly Better than Placebo through
48 Hours
Mean Pain Intensity
8
7
6
5
4
3
2
1
0
SPI24-48
p=0.145
SPI0-24
p=0.008
SPI0-48
p=0.038
SPI0-72
p=0.142
SPI0-96
p=0.216
0 6 12 18 24 30 36 42 48 54 60 66 72 78 84 90 96
Hours
HTX-011B 400mg Saline Placebo
*LOCF method used to account for missing data, no adjustment for use of rescue medications
30
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011-202: Secondary Endpoints Mean Time to First Opioid Increased 110%
In addition to the significant reductions in pain observed with HTX-011B, opioid use was also reduced:
Mean time to first opioid rescue medication increased by 110% (13.3 hours for placebo vs 27.9 hours for HTX-011B; p=0.09)
Mean total opioid consumption decreased by 36% through 96 hours
Percent of patients who required no opioid rescue medication approximately doubled from 11% to 21%
31
HERON
THERAPEUTICS
Developing Best-In-Class Medicine. Improving Lives.TM

HTX-011-203
PHASE 2 ABDOMINOPLASTY
UPDATE
32
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011 Study 203: Abdominoplasty Study Design
Cohort 1 HTX-011B
Cohort 2 HTX-011B
Cohort 3 HTX-011B
Currently Enrolling
2:1
2:1
2:1
200 mg Injection & Instillation
Saline Injection & Instillation
400 mg Injection & Instillation
Saline Injection & Instillation
600 mg Injection & Instillation
Saline Injection & Instillation
33
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Comparative Bupivacaine PK: Hernia, Bunion, and Abdominoplasty
Location of Surgery Has Little Impact on HTX-011 Pharmacokinetics
200 mg HTX-011B, Abdominoplasty
200 mg HTX-011B, Bunion
200 mg HTX-011B, Hernia
400 mg HTX-011B, Abdominoplasty
400 mg HTX-011B, Hernia
Plasma Bupivacaine (ng/mL)
700
600
500
400
300
200
100
0
0 24 48 72 96 120
Hour
34
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Preliminary Safety from Ongoing Phase 2 Studies: HTX-011 Was Well Tolerated
Treatment-Emergent Related Adverse Events with at Least 2% in Either HTX-011 or Control (Saline or Bupivacaine Solution)
AE Preferred
Term
HTX-011 (n=256)
Control (n=100)
Nausea
3.9%
5.0%
Vomiting
0.8%
5.0%
Bradycardia
4.3%
1.0%
Pruritus
0.4%
4.0%
Dizziness
2.7%
1.0%
Headache
2.3%
0.0%
Constipation
1.2%
2.0%
Two SAEs were unblinded to assess causality: one was on HTX-011A (infection) and one was on placebo (infection)
35
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

Phase 3 Program Designed to Demonstrate
HTX-011’s Broad Utility and Clear Advantage over Standard of Care
Heron’s Phase 3 program for HTX-011 will:
– Include multiple types of surgical procedures
Compare HTX-011 not only to placebo but also to bupivacaine solution, the current standard of care for post-operative pain
– Include studies administering HTX-011 by infiltration and nerve block
– Include studies administering HTX-011 by instillation
Heron’s target is to submit a New Drug Application based on this comprehensive program in 2018
36
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM

HTX-011’s Emerging Profile
HTX-011 has been shown to:
– Significantly reduce pain for several days after surgery
– Significantly reduce opioid use:
Reduced total amount of opioids consumed
Increased number of patients who NEVER need an opioid
– Demonstrate these benefits versus bupivacaine solution, the current standard of care
– Cover a wide range of surgeries, including where nerve block is preferred
– Require no/minimal injections, making it easy to administer and reducing the risk of inadvertent venous puncture
– Not be amenable mixing with bupivacaine solution, reducing the chance of dosing errors and systemic toxicity
37
HERON
THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.TM